KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            KEMPER ASIAN GROWTH FUND
                            KEMPER INTERNATIONAL FUND

                            SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1999

                         -------------------------------

The following information replaces the disclosure for the Kemper Asian Growth Fund and Kemper International Fund in the "Portfolio Management" section of the
Prospectus:

Each fund is managed by a team of investment professionals, who individually represent different areas of expertise. Each fund has a Lead Portfolio Manager, who is ultimately responsible for the management of the fund and its team. Supporting the fund managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

Tien-Yu Sieh is the Lead Portfolio Manager for the Kemper Asian Growth Fund. Mr. Sieh joined the team for the fund in 1999, and joined Scudder Kemper in 1996. He began his investment career in 1990. Prior to joining Scudder Kemper he was a vice president and equity salesman at an international investment bank.

Theresa Gusman is a Portfolio Manager for the Kemper Asian Growth Fund. Ms. Gusman joined the team for the fund in 1998, and joined Scudder Kemper in 1992. She began her investment career in 1983. Prior to joining Scudder Kemper she was an equity research analyst for an unaffiliated investment management company.

Elizabeth Allan is a Portfolio Manager for the Kemper Asian Growth Fund. Ms. Allan joined the team for the fund in 1998, and joined Scudder Kemper in 1987. Since then she has served as a portfolio manager for other affiliated mutual funds, and has numerous years of Pacific Basin research and investing experience.

Irene T. Cheng is the Lead Portfolio Manager for the Kemper International Fund. Ms. Cheng joined the team for the fund in 1999, and joined Scudder Kemper in 1993 as a portfolio manager. She is a member of the firm's Global Equity Group and has over six years' experience as a portfolio manager. She began her investment career in 1985. Prior to joining Scudder Kemper she spent three years in merchant banking activities and three years as an equity analyst.

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Marc J. Slendebroek is a Portfolio  Manager for the Kemper  International  Fund.
Mr. Slendebroek joined the team for the fund in 1998, and joined Scudder Kemper in 1994 as a European equity analyst. He is an international portfolio manager at Scudder Investments, (U.K.) Ltd., an affiliated investment management company. He began his investment career in 1990. Prior to joining Scudder Kemper he worked for an unaffiliated investment management company responsible for the Dutch equity research product.








June 17, 1999